                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                         Capstead Mortgage Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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


                                    CAPSTEAD



                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held April 17, 2002
                    ----------------------------------------

To the stockholders of
CAPSTEAD MORTGAGE CORPORATION:

         The annual meeting of stockholders of Capstead Mortgage Corporation, a Maryland corporation, will be held at 8250 North Central Expressway, Dallas, Texas on Wednesday, April 17, 2002 beginning at 9:00 a.m., Central time, for the following purposes:

         (i) To elect six directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified; and

         (ii) To transact any other business that may properly come before the annual meeting of stockholders or any adjournment of the annual meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSALS DESCRIBED ABOVE.

         Stockholders of record at the close of business on February 19, 2002 will be entitled to notice of and to vote at the annual meeting. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY CARD AS PROMPTLY AS POSSIBLE. You may, of course, revoke your proxy if you attend the annual meeting and choose to vote in person.

                                             By order of the board of directors,




                                                                Andrew F. Jacobs
                                                                       Secretary



8401 North Central Expressway, Suite 800
Dallas, Texas 75225-4410
March 8, 2002

                          CAPSTEAD MORTGAGE CORPORATION
                    8401 North Central Expressway, Suite 800
                            Dallas, Texas 75225-4410



                         ------------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held April 17, 2002

                         ------------------------------



         This proxy statement, together with the enclosed proxy, is solicited by and on behalf of the board of directors of Capstead Mortgage Corporation, a Maryland corporation, for use at the annual meeting of stockholders to be held on April 17, 2002. The board of directors is requesting that you allow your shares to be represented and voted at the annual meeting by the proxies named on the enclosed proxy card. "We," "our," "us," and "Capstead" each refers to Capstead Mortgage Corporation. This proxy statement and accompanying proxy will first be mailed to stockholders on or about March 8, 2002.

         At the annual meeting, action will be taken to elect six directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified.


                           FORWARD-LOOKING STATEMENTS

         This document contains "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. Our actual results and liquidity can differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of our investments and unforeseen factors. These factors may include, but are not limited to, changes in general economic conditions, the availability of suitable investments, fluctuations in, and market expectations for fluctuations in, interest rates and levels of mortgage prepayments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of leverage, liquidity of secondary markets and credit markets, increases in costs and other general competitive factors.


                        GENERAL INFORMATION ABOUT VOTING

SOLICITATION OF PROXIES

         The enclosed proxy is solicited by and on behalf of our board of directors. The expense of soliciting proxies for the annual meeting, including the cost of mailing, will be borne by us. In addition to solicitation by mail, our officers may solicit proxies from stockholders by telephone, facsimile or personal interview. Such persons will receive no compensation for such services. We also intend to request persons holding Common shares in their name or custody, or in the name of a nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and we will reimburse such persons for their expense in doing so. We will also use the proxy solicitation services of Georgeson Shareholder. For such services, we will pay a fee that is not expected to exceed $5,000 plus out-of-pocket expenses.

VOTING SECURITIES

      Our only outstanding voting equity securities are our Common shares. Each Common share entitles the holder to one vote. As of February 19, 2002 there were outstanding and entitled to vote 13,862,929 Common shares. Fortress Cap LLC ("Fortress Cap"), an affiliate of Fortress Investment Group LLC, ("Fortress Group"), holds 3,649,359 of the Common shares, which represents 26 percent of our voting securities. Only stockholders of record at the close of business on February 19, 2002 are entitled to vote at the annual meeting or any adjournment of the annual meeting.


VOTING

         If you hold your Common shares in your own name as a holder of record, you may instruct the proxies to vote your Common shares through any of the following methods:

         o sign, date and mail the proxy card in the postage-paid envelope provided;

         o using a touch-tone telephone, call Wells Fargo at 1-800-240-6326 and follow the prompts to enter a company number and a control number, both of which are found on your proxy card, to authorize the proxies to vote your Common shares; or

         o using the Internet, as prompted by the menu found at www.eproxy.com/cmo/, enter a company number and control number, both of which are found on your proxy card, to gain access to the voting site maintained by Wells Fargo to authorize the proxies to vote your Common shares.

         Our counsel has advised us that these three voting methods are permitted under the corporate law of Maryland, the state in which we are incorporated.

         The deadline for Internet voting is 12:00 p.m., Central time, and the deadline for telephone voting is 11:00 a.m., Central time, on April 16, 2002. In addition, you may vote your Common shares in person at the annual meeting.

         If your Common shares are held on your behalf by a broker, bank or other nominee, you will receive instructions from them that you must follow to have your Common shares voted at the annual meeting.


COUNTING OF VOTES

         A quorum will be present if the holders of a majority of the outstanding shares entitled to vote are present, in person or by proxy, at the annual meeting. If you have returned valid proxy instructions or if you hold your shares in your own name as a holder of record and attend the annual meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the annual meeting may be adjourned by the vote of a majority of the shares represented at the annual meeting until a quorum has been obtained.

         The affirmative vote of a plurality of the Common shares, voting together as one class, cast at the annual meeting is required to elect each nominee to our board of directors.

         Abstentions will have no effect on the outcome in the election of our board of directors.

         If you sign and return your proxy card without giving specific voting instructions, your shares will be voted FOR the nominees to our board of directors.

         Broker non-votes occur when a broker, bank or other nominee holding Common shares in street name votes the Common shares on some matters but not others. We will treat broker non-votes as (i) Common shares that are present and entitled to vote for quorum purposes, and (ii) votes not cast in the election of directors. Accordingly, broker non-votes will have no effect on the outcome in the election of our board of directors.

RIGHT TO REVOKE PROXY

         If you hold Common shares in your own name as a holder of record, you may revoke your proxy instructions through any of the following methods:

         o notify our Secretary in writing before your Common shares have been voted at the annual meeting;

         o        sign, date and mail a new proxy card to Wells Fargo;

         o using a touch-tone telephone, call Wells Fargo at 1-800-240-6326 and follow the prompts described above;

         o using the Internet, log on to www.eproxy.com/cmo/ and follow the prompts described above; or

         o attend the annual meeting and vote your Common shares in person.

         You must meet the same deadline when revoking your proxy as when voting your proxy. See the "Voting" section of this proxy statement for more information.

         If Common shares are held on your behalf by a broker, bank or other nominee, you must contact them to receive instructions as to how you may revoke your proxy instructions.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

         The Securities and Exchange Commission rules allow for the delivery of a single copy of an annual report and proxy statement to any household at which two or more stockholders reside, if it is believed the stockholders are members of the same family. We have been notified that certain brokers, banks and other nominees have elected to household this year's proxy materials. They will eliminate duplicate account mailings by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings. Not all brokers, banks and other nominees may offer stockholders the opportunity this year to eliminate duplicate mailings. If you want to eliminate duplicate mailings in the future, you need to contact your broker, bank or other nominee directly to discontinue duplicate mailings to your household. Further, if you wish to revoke your consent to householding, you must contact your broker, bank or other nominee.

         If you hold Common shares in your own name as a holder of record, householding will not apply to your shares.

         If you wish to request extra copies of any annual report, proxy statement or information statement, please send your request to Capstead Mortgage Corporation, Attention: Stockholder Relations, 8401 North Central Expressway, Suite 800, Dallas, Texas, 75225-4410. You can also refer to our web site at www.capstead.com.

                              ELECTION OF DIRECTORS

One of the purposes of the annual meeting is to elect directors to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Set forth below are the names, principal occupations, committee memberships, ages, directorships held with other public companies, and other biographical data for the nominees for director, as well as the month and year each nominee was first elected as one of our directors. Also set forth below is the beneficial ownership of our Common shares as of February 19, 2002 for each nominee. This beneficial ownership figure does not necessarily demonstrate the nominee's individual ownership. For discussion of beneficial ownership, see the "Security Ownership of Management and Certain Beneficial Owners" section of this proxy statement. In January of 2002, after serving as one of our directors for more than thirteen years, Mr. Ronn K. Lytle notified our board of directors of his intent not to seek re-election. As a result, our nominating committee chose to re-nominate the remaining members of our board and reduce the size of our board from seven to six members. If any nominee becomes unable to stand for election as a director, an event that our board of directors does not presently expect, the proxy will be voted for a replacement nominee if one is designated by our board of directors.

                              ---------------------
                              Nominees for Director
                              ---------------------

--------------------------------------------------------------------------------------------------------------------------
 WESLEY R. EDENS                                                 Mr. Edens has served as our Chairman, Chief Executive
 Chairman, Chief Executive Officer                               Officer and President since April 2000. Mr. Edens has
 and President,                                                  served since April 1998 as chief executive officer of
 Capstead Mortgage Corporation                                   Fortress Group, a private investment management company
                                                                 that indirectly manages the investments of Fortress
 Chief Executive Officer,                                        Investment Fund LLC ("Fortress Fund"), a private equity
 Fortress Investment Group LLC                                   fund whose assets include Fortress Cap. Mr. Edens also
                                                                 has served since April 1998 as chairman and chief
 Chairman:  Executive Committee                                  executive officer of Newcastle Investment Corp., formerly
                                                                 Fortress Investment Corp. ("Newcastle Corp."), a privately-held real estate investment trust that is also managed by Fortress
                                                                 Group. Mr. Edens was the chairman and chief executive
                                                                 officer of Impac Commercial Holdings, Inc., a
                                                                 commercial mortgage real estate investment trust, from
                                                                 May 1999 until its merger into Newcastle Corp. in
                                                                 November 2000. Mr. Edens also has served since May 2000 as a director of Brookdale Living Communities, Inc., a provider of senior living facilities and related services, which Fortress Fund indirectly has majority ownership. Previously, Mr. Edens was head of the Global Principal Finance group at Union Bank of
                                                                 Switzerland, as well as a managing director of UBS
                                                                 between May 1997 and May 1998. Prior to joining UBS,
                                                                 Mr. Edens was a partner and managing director of
                                                                 BlackRock Financial Management, Inc., an asset
                                                                 management company, and the chief operating officer of
                                                                 BlackRock Asset Investors, a real estate investment
                                                                 fund from October 1993 to May 1997. In addition,
                                                                 Mr. Edens was formerly a partner and managing director
                                                                 of Lehman Brothers, an investment banking firm.
 Director since December 1999
 Common shares beneficially owned          3,649,359
 Age 40

--------------------------------------------------------------------------------------------------------------------------

                              ---------------------
                              Nominees for Director
                              ---------------------

--------------------------------------------------------------------------------------------------------------------------

 ROBERT I. KAUFFMAN                                              Mr. Kauffman has served as president of Fortress
 President,                                                      Group and Newcastle Corp. since their formation in
 Fortress Investment Group LLC                                   April 1998. Mr. Kauffman also served as a director
                                                                 of Newcastle Corp. from April 1998 to January 2001
                                                                 and was a director and president of Impac
 Chairman:  Nominating Committee                                 Commercial Holdings, Inc. from May 1999 until its
 Member:  Executive Committee                                    merger into Newcastle Corp. in November 2000.
                                                                 Previously, Mr. Kauffman was the head of the
                                                                 acquisitions and risk management department of the
                                                                 Global Principal Finance group and managing
                                                                 director at UBS between May 1997 and May 1998.
                                                                 Prior to joining UBS, Mr. Kauffman was a principal
                                                                 of BlackRock Financial Management, Inc. and a
                                                                 managing director of BlackRock Asset Investors
                                                                 from April 1994 to May 1997. Prior to joining
 Director since December 1999                                    BlackRock, Mr. Kauffman was an executive director
 Common shares beneficially owned          3,649,359             of Lehman Brothers International, an investment
 Age 38                                                          banking firm.

--------------------------------------------------------------------------------------------------------------------------

 PAUL M. LOW                                                     Mr. Low was chief executive officer of Laureate Inc., a
 Private Investments                                             privately-held software company, from March 1997 to his
                                                                 retirement in February 2001. He was the founder of and
                                                                 was chairman of the board of New America Financial
 Member:  Audit and Nominating Committees                        L.P., a mortgage banking firm, from January 1992 to
                                                                 September 1994, when he retired. He was president of
                                                                 Lomas Mortgage USA, a mortgage banking firm, from
                                                                 July 1987 to December 1990, serving in various
                                                                 executive positions with Lomas Mortgage USA for more
 Director since November 1990;                                   than five years prior to 1987. Mr. Low served as our
 and April 1985 to March 1990                                    Senior Executive Vice President from April 1985 to
 Common shares beneficially owned          46,028                January 1988.
 Age 71

--------------------------------------------------------------------------------------------------------------------------

MICHAEL G. O'NEIL                                                Until his retirement in May 2001, Mr. O'Neil was a
Retired Director,                                                director in the Investment Banking Division of the
Corporate and Institutional Client Group,                        Corporate and Institutional Client Group at Merrill
Merrill Lynch, Pierce, Fenner & Smith Incorporated               Lynch, Pierce, Fenner & Smith Incorporated, an
                                                                 investment banking firm, with whom he had been since
                                                                 1972.
Member:  Audit and Nominating Committees


Director since April 2000
Common shares beneficially owned             7,545
Age 59

--------------------------------------------------------------------------------------------------------------------------

                              ---------------------
                              Nominees for Director
                              ---------------------

--------------------------------------------------------------------------------------------------------------------------
HOWARD RUBIN                                                     Until his retirement in September 1999, Mr. Rubin was a
Private Investments                                              senior managing director at Bear, Stearns & Co., Inc.,
                                                                 an investment banking firm, for more than 5 years.

Chairman:  Audit Committee
Member:  Compensation and Executive Committees


Director since April 2000
Common shares beneficially owned           230,339
Age 46

--------------------------------------------------------------------------------------------------------------------------

MARK S. WHITING
Managing Partner,                                                Mr. Whiting has been the managing partner of Drawbridge
Drawbridge Partners, LLC                                         Partners, LLC, a real estate investment firm, since
                                                                 September 1998. Mr. Whiting served as chief executive
                                                                 officer and a director of TriNet Corporate Realty Trust,
Chairman:  Compensation Committee                                Inc., a commercial real estate investment trust, from
                                                                 May 1996 through September 1998. From May 1993 to
                                                                 May 1996, Mr. Whiting served as president and a director
Director since April 2000                                        of TriNet.
Common shares beneficially owned            83,145
Age 45

--------------------------------------------------------------------------------------------------------------------------

                               BOARD OF DIRECTORS

      During the year ended December 31, 2001, our board of directors held four regular meetings and four special meetings. No director attended fewer than 75 percent of all meetings of our board of directors and the committees on which such director served.

      Prior to June 30, 2001, non-employee directors received compensation for their representation on our board of directors at an annualized rate of $30,000, payable quarterly, and fees of $1,250 per meeting of the directors or of a committee meeting attended and $500 for participation in telephonic meetings to declare dividends or other specific agenda matters. Beginning July 2001, our board of directors modified its compensation program to provide that the annual representation fee of $30,000 would be paid in cash or options on our Common shares. Any options granted would have a fair value equal to the cash equivalent price of the representation fee determined using an option pricing model and a strike price equal to the market price of our Common shares on the date of grant. On July 18, 2001, Messrs. Rubin and Whiting each accepted 15,625 stock options with an exercise price of $20.99, in lieu of the cash representation fee. In addition, non-employee directors are reimbursed for their expenses related to attending board or committee meetings. Mr. Edens does not receive the foregoing compensation or reimbursement. Instead, Mr. Edens' services as an officer and director are provided pursuant to a management contract with an affiliate of Fortress Group. For a discussion of the management contract, see the "Certain Relationships and Related Transactions" section of this proxy statement.

      In accordance with the terms of our 1990 Directors' Stock Option Plan, each non-employee director holding outstanding stock options granted from the 1990 Directors' Stock Option Plan was automatically awarded dividend equivalent rights ("DERs") on January 1, 2002, which were earned in 2001, entitling them to receive additional Common shares at no cost upon exercise of outstanding options. Messrs. Edens and Kauffman do not participate in the foregoing compensation programs. Directors who are not one of our employees or executive officers do not receive any other salaries, fees, commissions or bonuses from us, nor do they receive any separate compensation from any of our affiliates for their services on our board of directors or on committees of our board of directors.


COMMITTEES OF THE BOARD

      Our board of directors has established standing committees to assist it in the discharge of its responsibilities. The principal responsibilities of each committee are described below. Actions taken by any committee of our board are reported to the board of directors, usually at its next meeting. Respective memberships on the various standing committees are identified in the "Election of Directors" section of this proxy statement.

      The Audit Committee, composed of three non-employee directors, met five times during 2001. The primary duties and responsibilities of the audit committee are to:

      o monitor the integrity of our financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

      o     monitor the independence and performance of our outside auditors;

      o provide an avenue of communication among the outside auditors, management and our board of directors;

      o encourage adherence to, and continuous improvement of, our financial reporting and internal control policies, procedures and practices; and

      o     monitor compliance with legal and regulatory requirements.

      The Compensation Committee, composed of two non-employee directors, met three times during 2001. The primary duties and responsibilities of the compensation committee are to:

      o oversee our overall compensation philosophy and structure to determine its appropriateness;

      o oversee the management contract with an affiliate of Fortress Group, which provides for the services of our Chief Executive Officer. See the "Certain Relationships and Related Transactions" section of this proxy statement;

      o     review and approve proposed amendments to our benefits plans; and

      o review and recommend compensation arrangements for our board members.

      The Executive Committee, composed of three directors, did not meet during 2001. During the intervals between meetings of our board of directors, the executive committee has all of the powers and authority of the board of directors in the management of our business and affairs, except those powers that by law cannot be delegated by our board of directors.

      The Nominating Committee, composed of three non-employee directors, met once during 2001. The primary duties and responsibilities of the nominating committee are to:

      o recommend to our board of directors a slate of directors for election by stockholders at each annual meeting;

      o recommend the overall criteria and qualifications for our board of directors, its members and for our Chief Executive Officer; and

      o when necessary, seek out, interview and screen potential candidates for the post of director and Chief Executive Officer.

      You can recommend candidates for consideration by the nominating committee by writing to our Secretary at our offices in Dallas, Texas. Your recommendation should give the candidate's name, biographical data and qualifications and should be accompanied by a written statement from the candidate of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

                               EXECUTIVE OFFICERS

      The following table shows the names and ages of our current executive officers and the positions held by each individual. A description of the business experience of each for at least the past five years follows the table.


             Name                    Age                 Title
--------------------------------   -------   -------------------------------------------------------
Wesley R. Edens.............         40      Chairman, Chief Executive Officer and President

Andrew F. Jacobs............         42      Executive Vice President--Finance and Secretary

Amar R. Patel...............         30      Senior Vice President--Asset and Liability Management

Phillip A. Reinsch..........         41      Senior Vice President--Control

Robert R. Spears, Jr........         40      Senior Vice President--Asset and Liability Management


      For a description of Mr. Edens' business experience, see the "Election of Directors" section of this proxy statement.

      Mr. Jacobs has served as our Executive Vice President--Finance since August 1998 and Secretary since April 2000. From August 1998 to May 1999, he served as Executive Vice President--Finance, Treasurer and Secretary. From March 1998 to August 1998, he served as Senior Vice President--Asset and Liability Management. Prior thereto, he was our Senior Vice President--Control and Treasurer from October 1991 to March 1998 and Secretary from August 1992 to March 1998. From July 1989 to September 1991, Mr. Jacobs served as our Vice President--Control and Treasurer. Mr. Jacobs also served as Senior Vice President--Control of Tyler Cabot Mortgage Securities Fund from October 1991 until its merger with Capstead in December 1992, and as Vice President--Control of Tyler Cabot and from February 1989 to September 1991.

      Mr. Patel has served as our Senior Vice President--Asset and Liability Management since April 2000. From December 1997 to April 2000, he served as our Vice President--Asset and Liability Management. Mr. Patel has been associated with us since June 1993.

      Mr. Reinsch has served as our Senior Vice President--Control since July 1998. From March 1993 to June 1998, he served as our Vice President--Control. Prior thereto, Mr. Reinsch was employed by Ernst & Young LLP, a national public accounting firm, from July 1984 to March 1993, last serving as Audit Senior Manager.

      Mr. Spears has served as our Senior Vice President--Asset and Liability Management since February 1999. From April 1994 to February 1999, he served as our Vice President--Asset and Liability Management. Prior thereto, he was employed by NationsBanc Mortgage Corporation from 1990 to April 1994, last serving as Vice President--Secondary Marketing Manager.

                             EXECUTIVE COMPENSATION

     Capstead's direction and policies are established by our board of directors and implemented by our Chief Executive Officer. The Summary Compensation Table below shows certain compensation information for our four most highly compensated executive officers, other than our Chief Executive Officer, for services rendered in all capacities during the years ended December 31, 2001, 2000 and 1999. For information regarding our Chief Executive Officer, see the "Certain Relationships and Related Transactions" section of this proxy statement.

                           SUMMARY COMPENSATION TABLE


                                                                                                        Long-Term
                                                            Annual Compensation                        Compensation
                                      ----------------------------------------------------------  ---------------------
                                                           Other         Total      Restricted
                                                           Annual        Annual        Stock                All Other
          Name and                    Salary   Bonus    Compensation  Compensation     Awards     Options  Compensation
     Principal Position         Year    ($)     ($)          ($)           ($)          ($)         (#)         ($)
----------------------------    ----  -------  -------  ------------  ------------  ------------  -------- ------------
Wesley R. Edens.............    2001       --       --         --              --          --        --           --
  Chairman, Chief Executive     2000       --       --         --              --          --        --           --
  Officer and President(a)      1999       --       --         --              --          --        --           --

Andrew F. Jacobs............    2001  300,000  300,000    169,587(b)      769,587          --        --       15,450(d)
  Executive Vice President--    2000  300,000  100,000     14,947(b)      414,947     149,996(c) 42,380       18,900(d)
  Finance and Secretary         1999  285,500   88,000         --         373,500          --        --       17,686(d)

Amar R. Patel...............    2001  173,000  200,000     84,789(b)      457,789          --        --       10,463(d)
  Senior Vice President--       2000  144,896   37,500      7,474(b)      189,870      74,998(c) 26,766       10,200(d)
  Asset and Liability           1999  112,333   35,300         --         157,633          --        --       10,500(d)
  Management

Phillip A. Reinsch..........    2001  183,000  125,000     92,712(b)      400,712          --        --       11,413(d)
  Senior Vice President--       2000  164,000   41,000      8,171(b)      213,171      82,002(c) 29,263       12,173(d)
  Control                       1999  156,000   37,600         --         193,600          --        --       10,513(d)

Robert R. Spears, Jr........    2001  187,000  275,000    100,619(b)      562,619          --        --       11,551(d)
  Senior Vice President--       2000  178,000  133,500      8,869(b)      320,369      88,998(c) 31,761       15,847(d)
  Asset and Liability           1999  168,750  126,000         --         296,000          --        --       11,102(d)
  Management


(a) Mr. Edens does not receive any compensation from us. Instead Mr. Edens' services are provided pursuant to a management contract with an affiliate of Fortress Group. See the "Certain Relationships and Related Transactions" section of this proxy statement.

(b) Amount includes dividends paid on unvested shares of our restricted stock. None of the dividends were preferential.

(c) Fair market value at the time of grant of shares of our restricted stock awarded pursuant to the 1994 Flexible Long-Term Incentive Plan. Each officer is considered the owner of and is entitled to vote the shares and is entitled to receive all dividends and any other distributions declared on the shares. The shares vest over a five-year period with an initial vesting date of April 20, 2001. Any unvested interest in the shares will revert to us in the event the officer leaves us for any reason, including death or disability. The unvested shares cannot be sold, transferred or otherwise disposed of for any purpose whatsoever other than to us. In the event of a change in control according to the terms of the 1994 Flexible Long-Term Incentive Plan, all outstanding unvested shares will automatically vest in full. As of December 31, 2001 the number and value of unvested restricted stock holdings of our Common shares by each of our executive officers were as follows:

                                           Number               Value
                                         ---------------     --------------
             Andrew F. Jacobs                 8,420             $197,870
             Amar R. Patel                    4,210               98,935
             Phillip A. Reinsch               4,603              108,171
             Robert R. Spears, Jr.            4,996              117,406

(d) Amount includes matching contribution by us of 50 percent of a participant's voluntary contribution of up to a maximum of 6 percent of a participant's compensation pursuant to the 401(k) plan adopted October 1993. Amount also includes matching contribution by us of a portion of the participant's voluntary contribution to a nonqualified deferred compensation plan adopted July 1994. Additionally, the amount includes a discretionary contribution made to all employees into the qualified and nonqualified plans of 3 percent of a participant's compensation regardless of participation in the above noted plans.

OPTION GRANTS

      There were no grants of stock options made to the officers named above during the fiscal year ended December 31, 2001.


OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES

      The following table summarizes the total number of securities underlying stock options, both exercisable and unexercisable, held by our executive officers as of December 31, 2001.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES


                                                           Number of Securities             Value of Unexercised
                                                      Underlying Unexercised Options            In-the-Money
                                                            at Fiscal Year End           Options at Fiscal Year End
                           Shares          Value      ------------------------------   -------------------------------
                         Acquired on     Realized*                                      Exercisable    Unexercisable
         Name             Exercise          ($)        Exercisable    Unexercisable         ($)             ($)
 ----------------------  ------------   ------------  --------------  --------------   --------------  --------------
 Andrew F. Jacobs......    12,500         240,375        130,532          21,190                -         319,842
 Amar R. Patel.........     7,895         151,821          4,238          13,383                -         202,003
 Phillip A. Reinsch....    .8,632         165,993         27,942          14,631                -         220,840
 Robert R. Spears, Jr..     9,369         180,156         24,580          15,880                -         239,693

* Represents the difference between the fair market value of securities acquired and the exercise prices of the options.


SEVERANCE AGREEMENTS

      We entered into a severance payment agreement with each of our employees on December 9, 1999. Pursuant to these agreements, in the event that an individual's employment with us is terminated by us for any reason other than those described below, that employee will receive a severance payment based upon his or her title and the number of years of service with us at the time of termination. The severance payment will be calculated as set forth below:


TITLE                                          YEARS OF SERVICE           SEVERANCE PAY
-----                                      -------------------------      -------------
Executive Vice President                   Five or more                   Two year's base annual salary
Senior Vice President and                  Five or more                   One and one-half year's base
  Vice President                                                          annual salary
Assistant Vice President and               Five or more                   One year's base annual salary
  all other employees
All officers and                           Fewer than five years          Six-month's base annual salary
  all employees


An employee will not be entitled to any severance payment under the severance payment agreement if:

o the employee voluntarily terminates his or her employment, other than because of a reduction in that employee's base salary or a relocation of that employee that requires travel from his or her primary residence to such new location, an additional 50 or more miles each way;

o the employee fails to return to work following an approved leave of absence; or

o     we terminate the employee for cause.

                             COMPENSATION COMMITTEE

      Compensation for our executive officers is administered under the direction of the compensation committee of our board of directors (the "Committee"). In their role as our administrator of compensation programs, the Committee approves the compensation arrangements of all executives, including compensation paid pursuant to the management contract with an affiliate of Fortress Group.

      The following is the Committee's report in its role as reviewer of our executive pay programs on 2001 compensation practices for our executive officers. The report and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.


                          COMPENSATION COMMITTEE REPORT


EXECUTIVE COMPENSATION PROGRAM PHILOSOPHY

      The philosophy behind Capstead's executive compensation programs is to attract, motivate and retain the executives needed in order to maximize the creation of long-term stockholder value. The Committee believes that the uniqueness of Capstead's business, its strategic direction and the required caliber of employees needed to execute its strategy require that compensation be determined based on the following factors:

      o     Responsibilities within Capstead.

      o Completion of individual business objectives established at the beginning of the year (which objectives may vary greatly from person to person).

      o     Overall performance of Capstead.

      o     Amount and form of prior compensation.

      o     Contributions toward executing the business strategy of Capstead.

      The Committee believes that each of the above factors is important when determining compensation levels. No specific weighting or formula regarding such factors is used in determining compensation.

      For 2001, the primary components of Capstead's executive's compensation consist of: (i) base salaries; (ii) annual incentives; and (iii) other executive programs and benefits. Each element is described in more detail below.

   Base Salaries

      The Chief Executive Officer, utilizing the above factors, reviews base salaries annually and makes recommendations to the Committee. Any interim modifications to salaries are also based on the above factors and recommendations are made to the Committee.

   Annual Incentives

      Beginning in 2001, and as previously described in the Committee's report included in the 2001 proxy statement, members of the board of directors that are independent of Fortress Group (the "Independent Directors") adopted a new incentive compensation program, which provided for the creation of an incentive pool (the "Incentive Pool") equal to a 10 percent participation in the modified total return of Capstead in excess of a 10 percent benchmark return, multiplied by the beginning modified common book value of Capstead. For purposes of the calculation, modified total return is measured as the change in modified common book value per share from the beginning of the year, together with common dividends per share earned during the year, divided by the beginning modified common book value per share, expressed as a percentage. Modified common book value is determined by deducting from total equity the recorded value of preferred equity and unrealized losses on assets classified as held-to-maturity and adding back incentive fee accruals. Accordingly, an Incentive Pool of $9,422,000 was established for 2001 based on a modified total return of 35% per common share. All of the Incentive Pool was used to pay incentive bonuses to Capstead's Executive Officers and employees and to an affiliate of Fortress Group under the management contract discussed below. For 2001, the Chief Executive Officer recommended and the Committee approved the distribution of $900,000 to the Executive Officers, other than the affiliate of Fortress Group.

      The Independent Directors have adopted the same incentive compensation program for 2002 with the intention that any amounts added to the Incentive Pool will be paid to Capstead's Executive Officers and employees and the affiliate of Fortress Group for 2002 performance.

   Long-Term Incentives

      The Committee believes that Capstead's key employees should have an ongoing stake in the long-term success of the business. The Committee also believes that key employees should have a considerable portion of their total compensation paid in the form of stock. This element of the total compensation program is intended to align the executive's interest to that of Capstead stockholders through the granting of stock options, restricted stock and other incentive-based awards.

      The Chief Executive Officer periodically recommends long-term incentive grants for the executive officers to the Committee under Capstead's 1994 Flexible Long-Term Incentive Plan. The same factors that are used in determining other elements of compensation are used in determining long-term incentive grants. No such grants were made during 2001.

   Other Executive Programs and Benefits

      Capstead maintains employee benefit plans in which the executive officers, other than the Chief Executive Officer, participate. Capstead sponsors a 401(k) plan and nonqualified deferred compensation plan (together the "Plans") whereby Capstead matches employee contributions up to a preset percentage of the participant's compensation. Capstead may also make discretionary contributions into the Plans regardless of an employee's participation. Capstead believes its Plans are competitive with those of other companies in the Dallas market of comparable size and scope of business.


2001 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

      The services of Mr. Edens, Capstead's Chairman, Chief Executive Officer and President, are provided pursuant to a management contract effective April 20, 2000 between Capstead and a wholly-owned subsidiary of Fortress Fund (such subsidiary, "Fortress Trust"), an affiliate of Fortress Group, to provide Capstead an individual to perform the services and duties of Chairman and Chief Executive Officer.

   The Management Contract

      Under the management contract, Fortress Trust not only provides the services of Capstead's Chairman, Chief Executive Officer and President, but also such other individuals as necessary to perform support services for Capstead, to the extent Capstead does not have employees available to perform such services. The management contract provides for the payment of (i) an annual fee, (ii) incentive compensation payable out of the Incentive Pool, if any, and (iii) long-term non-cash incentive compensation in the form of options and/or stock grants. The management contract will be automatically renewed on an annual basis unless terminated by Fortress Trust or the Independent Directors.

   Annual Fee

      Pursuant to the terms of the management contract, Fortress Trust received an annual fee of $375,000 during 2001.

   Annual Incentives

      The Committee approved and the Independent Directors ratified the payment to Fortress Trust of incentive compensation totaling $8,133,000, representing the payment of the remainder of the Incentive Pool after payment to Executive Officers and other employees.


   Long-Term Incentives

      No long-term incentive compensation was granted to Fortress Trust during 2001.

   Amendment to Management Contract

      The Independent Directors have approved an amendment to the management contract that provides that the Committee shall be responsible for the determination of the compensation paid to Fortress Trust, with incentive compensation from the Incentive Pool, as established by the Independent Directors, calculated pursuant to a predetermined formula defined in the management contact.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION PURSUANT TO SECTION 162(M)

      Section 162(m) of the Code generally precludes a publicly-held corporation from a federal income tax deduction for a taxable year for compensation in excess of $1 million paid to the Chief Executive Officer or any of the four other most highly compensated executive officers. Exceptions are made for, among other things, qualified performance-based compensation. Qualified performance-based compensation means compensation paid solely on account of attainment of objective performance goals, provided that (i) performance goals are established by a compensation committee consisting solely of two or more outside directors, (ii) the material terms of the performance-based compensation are disclosed to and approved by a separate stockholder vote prior to payment, and (iii) prior to payment, the compensation committee certifies that the performance goals were attained and other material terms were satisfied. The Committee's policy on deductibility is generally to develop compensation plans which provide for the payment of compensation that is tax deductible to Capstead, while recognizing that the legitimate interest of Capstead and its stockholders may at times be better served by compensation arrangements that are not tax deductible.


CONCLUSION

      Executive compensation at Capstead is subject to considerable focus by the Committee, the board of directors and senior management. The Committee believes that Capstead's compensation programs and other benefits produce a strong attraction and motivation for Capstead's executive officers and help align their interests with the interests of Capstead's stockholders.


                                                  COMPENSATION COMMITTEE
                                                  Mark S. Whiting, Chairman
                                                  Howard Rubin

                               [PERFORMANCE GRAPH]

      Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on our Common shares, with the cumulative total return of the S&P 500 Stock Index and the Russell 2000 Stock Index for the five years ended December 31, 2001, assuming the investment of $100 on December 31, 1996 and the reinvestment of dividends. The stock price performance shown on the graph is not necessarily indicative of future price performance.


                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                 CAPSTEAD MORTGAGE CORPORATION COMMON STOCK AND
                      S&P 500 AND RUSSELL 2000 STOCK INDEX



                       12/31/96       12/31/97         12/31/98        12/31/99         12/31/00         12/31/01
                      ---------       ---------        ---------       ---------        ---------        ---------
  Capstead             $100.00           $92.31           $20.74          $23.84           $33.49           $44.66

  S&P 500              $100.00          $148.10          $165.03         $171.60          $216.37          $197.10

  Russell 2000         $100.00          $122.23          $119.50         $145.02          $140.79          $144.49

                                 AUDIT COMMITTEE

      The audit committee is governed by a written charter adopted by our board of directors and is composed of three non-employee directors, each of which has been determined by our board of directors to be independent in accordance with the rules of the New York Stock Exchange.

      The following is the audit committee's report in its role as the overseer of our financial reporting process and our independent auditor's performance. In carrying out its oversight responsibilities, the audit committee is not providing any expert or special assurance as to our financial statements or any professional certification as to the outside auditor's work. This report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.


                             AUDIT COMMITTEE REPORT

      The audit committee oversees Capstead's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In this context, the audit committee has reviewed and discussed with management the audited financial statements in the annual report to stockholders.

     The audit committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards 61, as modified or supplemented, including the auditor's judgment as to the quality, not just the acceptability, of the accounting principles, the consistency of their application and the clarity and completeness of the audited financial statements.


      The audit committee has received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1, as modified or supplemented, and has discussed with the independent auditors their independence.

      In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board agreed) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.


                                               AUDIT COMMITTEE
                                               Howard Rubin, Chairman
                                               Paul M. Low
                                               Michael G. O'Neil

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

      For purposes of this proxy statement a "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

      (i) Voting power which includes the power to vote, or to direct the voting of, Common shares; and/or

      (ii) Investment power which includes the power to dispose, or to direct the disposition of, Common shares.

      A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security at any time within 60 days. Thus, the beneficial ownership below includes those options vesting on April 20, 2002 for our executive officers.


SECURITY OWNERSHIP OF MANAGEMENT

      Listed in the following table and the notes thereto is certain information with respect to the beneficial ownership of Common shares as of February 19, 2002, by each director nominee, our executive officers listed in the Summary Compensation Table and by all nominees for director and executive officers as a group.

                                                                              Number of
                                                                            Common Shares
                                                                            Beneficially          Percent of
Name of Beneficial Owner                                                      Owned(a)               Class
------------------------                                                    -------------         ----------
Wesley R. Edens ................................................             3,649,359(b)           26.32
Robert I. Kauffman .............................................             3,649,359(b)           26.32
Paul M. Low ....................................................                46,028                *
Michael G. O'Neil ..............................................                 7,545                *
Howard Rubin ...................................................               230,339(c)            1.66
Mark S. Whiting ................................................                83,145                *

Andrew F. Jacobs ...............................................               162,680(d)            1.16
Amar R. Patel ..................................................                19,588(d)             *
Phillip A. Reinsch .............................................                46,344(d)             *
Robert R. Spears, Jr. ..........................................                42,889(d)             *
All nominees for Director and  Executive Officers
    as a group (10 persons) ....................................             4,287,917              30.34

      *     Denotes less than 1 percent.

     (a)    Amounts include Common shares issuable as follows:


                                                      Security
                                                      Ownership                       Right to Acquire
                                                 -------------------          ------------------------------
                                                                              Converted to
                                                       Series B                   Common         Exercisable
                                                       Shares                     Shares           Options
                                                 -------------------          ------------       ------------
Wesley R. Edens...............................              -                           -                -
Robert I. Kauffman............................              -                           -                -
Paul M. Low...................................         50,000                      17,795            3,877
Michael G. O'Neil.............................            750                         266            6,664
Howard Rubin..................................              -                           -           22,289
Mark S. Whiting...............................              -                           -                -

Andrew F. Jacobs..............................              -                           -          141,127
Amar R. Patel.................................              -                           -           10,930
Phillip A. Reinsch............................              -                           -           35,258
Robert R. Spears, Jr..........................              -                           -           32,520
All nominees for Director
   and Executive Officers
   as a group (10 persons)....................         50,750                      18,061          252,665

      (b) Neither Mr. Edens nor Mr. Kauffman directly owns any of our securities. However, by reason of their status as directors and officers of Fortress Group and its affiliates, they may be deemed to be the beneficial owners of Fortress Cap's 3,649,359 Common shares. Mr. Edens and Mr. Kauffman expressly disclaim beneficial ownership of any Common shares.

      (c) Includes 35,100 Common shares held by the Rubin-Henry Family Foundation of which Mr. Rubin is co-trustee. As co-trustee, Mr. Rubin has voting and dispositive power over the shares.

      (d) Includes restricted Common shares granted April 20, 2000, with remaining scheduled vesting on each of April 20, 2002, 2003, 2004 and 2005 as follows: Andrew F. Jacobs, 8,420 shares; Amar R. Patel, 4,210 shares; Phillip A. Reinsch, 4,603 shares and Robert R. Spears, Jr., 4,996 shares.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth the ownership of Common shares, both beneficially and of record, for the persons known by us to be beneficial owners of more than 5 percent of each such class of shares outstanding, as of the close of business on February 19, 2002.


                                                        Number of
                                                          Common
                                                          Shares         Percent
                                                       Beneficially        of
        Name of Beneficial Owner                          Owned           Class
        -------------------------------------------    -------------    ----------
        Fortress Cap LLC(1)........................    3,649,359          26.3%
          1301 Avenue of the Americas
          New York, New York 10019

        James and Nancy Grosfeld(2)................      938,150           6.8%
          20500 Civic Center Drive
          Suite 3000
          Southfield, Michigan 48076

    (1) Such information is derived solely from a Schedule 13D filed with the Securities and Exchange Commission on November 29, 2001 by Fortress Cap (the owner of record of the Common shares), Fortress Trust, Fortress Fund, Fortress Group and Fortress Principal Investment Holdings LLC. Fortress Cap is wholly-owned by its sole member, Fortress Trust. Certain additional persons and entities named in the
          Schedule 13D may also be deemed to be beneficial owners of the Common shares. All such persons and entities disclaim beneficial ownership of such shares.

    (2) Such information (adjusted for the one-for-two reverse stock split on June 29, 2001) is derived solely from a Schedule 13D filed with the Securities and Exchange Commission on April 3, 2001 by James and Nancy Grosfeld.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2001, all Section 16(a) filing requirements were complied with, with the exception of one Form 4 report covering the acquisition of common stock through the exercise of stock options, which was filed late by Mr. Whiting, one of our directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In addition to being our Chairman, Chief Executive Officer and President, Mr. Edens is chief executive officer of Fortress Group, which is an affiliate of Newcastle Corp., Fortress Fund, Fortress Trust and Fortress Cap.

      We have entered into a management contract with Fortress Trust, effective April 20, 2000, under which Fortress Trust is to provide us an individual, currently Mr. Edens, to perform the services and duties of our Chairman and Chief Executive Officer. The contract provides for the payment of an annual fee and cash incentive compensation based on our performance during the year. The contract also provides that at the sole discretion of the Independent Directors, Fortress Trust may be awarded long-term, non-cash incentive compensation in the form of stock options and/or restricted stock grants. For the year ended December 31, 2001, Fortress Trust received an annual fee of $375,000 and incentive compensation of $8,133,000. The contract automatically renews on an annual basis unless terminated by the Independent Directors or Fortress Trust. The contract has been renewed and will now expire December 31, 2002. The Independent Directors initially approved the contract on February 7, 2001. On January 30, 2002 the Independent Directors agreed to amend the contract to delegate certain responsibilities of the compensation provisions of the contract to the compensation committee of the board of directors.

Under a separate arrangement, we provided accounting and cash management services to an affiliate of Fortress Group. We received $33,000 pursuant to this arrangement for services rendered in 2001.

In connection with our potential purchase of a portfolio of senior living properties from an independent third party, we advanced a subsidiary of Brookdale Living Communities, Inc. (referred to as "Brookdale"), as contract purchaser, $4 million to be held in escrow by the third party and applied towards the purchase price. It is anticipated that Brookdale will assign its interests to the purchase contract, including the escrow, to us prior to closing. The aggregate purchase price of the properties is expected to be approximately $139 million, including the assumption of $122 million of related mortgage and tax-exempt bond debt. The transaction is expected to close in the second calendar quarter of 2002 at which time we anticipate entering into a long-term net lease agreement with Brookdale, under which Brookdale will be responsible for the ongoing operation of the properties.

                              INDEPENDENT AUDITORS

      During the year ended 2001, we engaged Ernst & Young LLP to provide us with audit and tax services. Services provided included the examination of annual financial statements, limited review of unaudited quarterly financial information, review and consultation regarding filings with the Securities and Exchange Commission and the Internal Revenue Service, assistance with management's evaluation of internal accounting controls, consultation on financial and tax accounting and reporting matters, and verification procedures as required by collateralized mortgage securities indentures. Fees for 2001 were as follows:

                                      Financial Information
                                        Systems Design and
          Audit Fees                   Implementation Fees                 All Other Fees
    ------------------------        ---------------------------        -----------------------
           $135,500                             $0                          $156,213(a)

      (a) "All Other Fees" include audit-related services of $108,704 and nonaudit services of $47,509.

      The audit committee has considered the nonaudit services provided by the independent auditors to us and concluded this involvement is compatible with maintaining the auditors' independence.

      Representatives of Ernst & Young will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                                  OTHER MATTERS

      The proxies intend to exercise their discretionary authority to vote on any stockholder proposals submitted at the 2002 annual meeting as permitted by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended. Any stockholder proposal to be presented at the 2003 annual meeting of stockholders must have been received at our principal office no later than November 11, 2002 in order to be included in the proxy statement and form of proxy for such meeting. As to any proposal that a stockholder intends to present to stockholders other than by inclusion in our proxy statement for the 2003 annual meeting of stockholders, the proxies named in management's proxy for that annual meeting will be entitled to exercise their discretionary authority on that proposal unless we receive notice of the matter to be proposed not later than January 23, 2003. Even if the proper notice is received on or prior to January 23, 2003, the proxies named in management's proxy for that annual meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the stockholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended.


                             ADDITIONAL INFORMATION

      We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at (800) SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and on the web site maintained by the SEC at www.sec.gov. You can also refer to our website at www.capstead.com.

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE ELECTION OF DIRECTORS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MARCH 8, 2002. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ELECTION OF THE NOMINEES DESCRIBED HEREIN WILL CREATE ANY IMPLICATION TO THE CONTRARY.


                                             By order of the board of directors,





                                                                Andrew F. Jacobs
                                                                       Secretary

March 8, 2002

                         CAPSTEAD MORTGAGE CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                           WEDNESDAY, APRIL 17, 2002
                                   9:00 A.M.

                                DOUBLETREE HOTEL
                           8250 N. CENTRAL EXPRESSWAY
                              DALLAS, TEXAS 75206


           The DoubleTree Hotel is accessible only by traveling north on the service road from Caruth Haven Lane.


                                     [MAP]





CAPSTEAD LETTERHEAD                                                       PROXY
--------------------------------------------------------------------------------
       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
                        OF CAPSTEAD MORTGAGE CORPORATION

       Proxy for Annual Meeting of Stockholders to be held April 17, 2002

The undersigned, a stockholder of Capstead Mortgage Corporation, a Maryland corporation, hereby appoints Andrew F. Jacobs and Bethany L. Lee, as proxies, each with the power of substitution to vote the shares of common stock, which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders to be held at 9:00 a.m., Dallas time, on April 17, 2002 at 8250 North Central Expressway, Dallas, Texas and at any adjournment of the meeting. I hereby acknowledge receipt of the notice of annual meeting and proxy statement dated March 8, 2002.

This proxy, when properly completed and returned, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR NAMED HEREIN AND, IN THE DISCRETION OF THE PROXYHOLDER, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENT OF THE MEETING.

                        DO NOT FOLD, STAPLE OR MUTILATE
                PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE,
               WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.A.
                        PLEASE VOTE YOUR PROXY PROMPTLY


             (continued and to be signed and dated on reverse side)

                                                                COMPANY #
                                                                CONTROL #

THERE ARE THREE WAYS TO VOTE YOUR PROXY

NOTE -- IF VOTING BY TELEPHONE OR INTERNET

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED THE PROXY CARD.

VOTE BY TELEPHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on April 16, 2002.

o     Have your proxy card in hand when you call.

o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number, which are located in the upper right hand corner of this card.

o     Follow the simple instructions given over the telephone.

VOTE BY INTERNET -- HTTP://WWW.EPROXY.COM/CMO/-- QUICK *** EASY *** IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 16, 2002.

o     Have your proxy card in hand when you access the web site.

o You will be prompted to enter your 3-digit Company Number and 7-digit Control Number, which are located in the upper right hand corner of this card.

VOTE BY MAIL -- POSTAGE-PAID ENVELOPE PROVIDED

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.




    IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
                               Please detach here





1.The election of     01 Wesley R. Edens        04 Michael G. O'Neil     [ ] FOR                   [ ] WITHHOLD AUTHORITY
                      02 Robert I. Kauffman     05 Howard Rubin              all nominees listed       for all nominees listed
                      03 Paul M. Low            06 Mark S. Whiting           (except as marked)

to the board of directors, to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE OR NOMINEES, WRITE
THE APPROPRIATE NUMBER OR NUMBERS IN THE
SPACE PROVIDED HERE.
                                                                                   ----------------------------------------


In the discretion of such proxies, upon such other business as may properly come before the annual meeting or any adjournment of the meeting, including any matter of which we did not receive timely notice as provided by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

WE BELIEVE THAT PROPOSAL 1 IS IN OUR BEST INTEREST AND IN THE BEST INTEREST OF
OUR STOCKHOLDERS AND RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 1.

Address Change?  Mark Box [ ]    [ ] I plan to attend the meeting.
Indicate changes below:                                                            Dated________________________, 2002





                                                                                   ----------------------------------------

                                                                                   (Signature of Stockholder(s)) (NOTE: If
                                                                                   voting by mail, please sign exactly as
                                                                                   your name(s) appear on the label. If
                                                                                   more than one name appears, all persons
                                                                                   so designated should sign. When signing
                                                                                   in a representative capacity, please
                                                                                   give your full title.)

